UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85288
(Address of Principal Executive Offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Align Technology, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on May 17, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved an amendment to the Company's 2005 Incentive Plan ("Incentive Plan"). A summary of the Incentive Plan's principal provisions is set forth in the Company's 2023 Proxy Statement, dated April 5, 2023 (the “Proxy Statement”), in the section entitled “Proposal 5 – Approval of an Amendment to the Align Technology, Inc. 2005 Incentive Plan,” which description is incorporated herein by reference.

The description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following six proposals and cast their votes as described below. For more information about these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Proposal 1

Proposal to elect the 8 directors named below to serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Director Nominee	For	Against	Abstain	Non-Votes
Kevin J. Dallas	64,235,494	638,563	79,338	3,771,973
Joseph M. Hogan	63,785,427	1,087,334	80,633	3,771,974
Joseph Lacob	54,882,975	9,989,317	81,099	3,771,977
C. Raymond Larkin, Jr.	57,675,067	6,842,045	436,282	3,771,974
George J. Morrow	54,992,708	9,880,272	80,414	3,771,974
Anne M. Myong	63,182,837	1,665,708	104,847	3,771,976
Andrea L. Saia	63,722,016	1,154,653	76,725	3,771,974
Susan E. Siegel	63,267,931	1,281,314	404,148	3,771,975

Proposal 2

Proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

For	Against	Abstain	Non-Votes
56,248,886	8,618,163	86,346	3,771,973

Proposal 3

Proposal to conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Non-Votes
53,426,089	10,352,395	1,174,912	3,771,972

Proposal 4

Proposal to hold an advisory vote on the frequency of the advisory vote on the Company's named executive officers’ compensation.

One Year	Two Years	Three Years	Abstain	Non-Votes
64,262,157	10,249	612,170	68,816	3,771,976

Proposal 5

Proposal to approve an amendment to our Incentive Plan.

For	Against	Abstain	Non-Votes
61,375,588	3,492,339	85,469	3,771,972

Proposal 6

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023.

For	Against	Abstain
62,418,192	6,238,483	68,693

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Align Technology, Inc. 2005 Incentive Plan (as amended and restated May 17, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: May 18, 2023